UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 2003



                                KCS ENERGY, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                  001-13781                  22-2889587
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(State or other jurisdiction of       (Commission            (I.R.S. Employer
 incorporation)                       File Number)           Identification No.)

5555 San Felipe Road, Suite 1200, Houston, TX                          77056
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(Address of principal executive offices)                             (Zip Code)

                                 (713) 877-8006
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               Registrant's telephone number, including area code

                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)








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Item 5. Other Events.


        On October 28, 2003, KCS Energy, Inc. issued a press release reporting the results of recent drilling activity in South Texas, the Joaquin Field in East Texas and the Talihina Field in Oklahoma. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

        KCS Energy, Inc. disclaims any duty to update the information contained or incorporated by reference in this report other than as required by the Securities Exchange Act of 1934, as amended.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

     99.1 KCS Energy, Inc. Press Release dated October 28, 2003 reporting the results of recent drilling activity in South Texas, the Joaquin Field in East Texas and the Talihina Field in Oklahoma.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      KCS Energy, Inc.




Date: October 29, 2003                                /s/ Frederick Dwyer
                                                      --------------------------
                                                      Frederick Dwyer
                                                      Vice President, Controller
                                                      and Secretary





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                                  EXHIBIT INDEX

Exhibit        Description
-------        -----------

 99.1 KCS Energy, Inc. Press Release dated October 28, 2003 reporting the results of recent drilling activity in South Texas, the Joaquin Field in East Texas and the Talihina Field in Oklahoma.